UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place,	Birmingham,	AL	35209
(Address of Principal Executive Office )			(Zip code)

Registrant’s telephone number, including area code:	(205)	877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY SHAREHOLDERS
On May 24, 2023, ProAssurance Corporation held its Annual Meeting of Shareholders. As a result of voting on the matters placed before the shareholders at the Annual Meeting, the company’s four director nominees were re-elected to three-year terms, and shareholders ratified the selection of Ernst & Young, LLP as our independent auditing firm for the fiscal year ending December 31, 2023.
Acting on matters related to compensation, shareholders approved, on an advisory basis, the compensation of our named executive officers for 2022. Also on an advisory basis, shareholders approved the proposal to hold the advisory vote on the compensation of our named executive officers yearly. All proposals on the ballot were approved by a substantial supermajority of votes cast.

ITEM 7.01 REGULATION FD DISCLOSURES
Attached as Exhibit 99.1 and incorporated into this Item 7.01 by reference, is our news release regarding Item 5.07 and Item 8.01.
ITEM 8.01 OTHER EVENTS
The Company continually evaluates how best to return capital to shareholders. In light of the current trading price of its shares, the Company announced today that its Board of Directors has suspended the Company’s quarterly cash dividend. Instead, the Company intends to utilize its existing share repurchase authorization to return capital to shareholders.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1 News release disclosing results of Annual Meeting of Shareholders and Review of Capital Management Strategy
We are furnishing Exhibit 99.1 to this Current Report on Form 8-K in accordance with Item 7.01, Regulation FD Disclosure. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 26, 2023

PROASSURANCE CORPORATION
by: /s/ Jeffrey P. Lisenby
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Jeffrey P. Lisenby General Counsel

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